Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Jeffrey P. Bezos, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Amazon.com, Inc., and, except as corrected or supplemented in a subsequent covered report:

- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

- the Annual Report on Form 10-K for the year ended December 31, 2001 of Amazon.com, Inc.
- all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Amazon.com, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
- any amendments to any of the foregoing.

Jeff P. Bezos

Name: Jeffrey P. Bezos
Title: Chairman and Chief Executive Officer
Date: 7/26/02

Subscribed and sworn to before me this 26th day of July 2002

Reese Elaine Kolsky
Notary Public

My Commission Expires:

REESE ELAINE KOLSKY
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES 3-9-03

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Mark Peek, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Amazon.com, Inc., and, except as corrected or supplemented in a subsequent covered report:

- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

- the Annual Report on Form 10-K for the year ended December 31, 2001 of Amazon.com, Inc.
- all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Amazon.com, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
- any amendments to any of the foregoing.

Name: Mark Peek
Title: Vice President and Chief Accounting Officer (Principal Financial Officer)
Date: July 26, 2002

Subscribed and sworn to before me this 26th day of July 2002

Reese Elaine Kolsky
Notary Public

My Commission Expires:

REESE ELAINE KOLSKY
COMMISSION EXPIRES
NOTARY
PUBLIC
9-9-03
STATE OF WASHINGTON